Fourth Quarter 2012 Results January 17, 2013 Exhibit 99.3

Forward-Looking Statements
Please note that the following materials containing information regarding Capital One's financial performance speak only as of the particular date or dates indicated
in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things: strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, expenses, capital measures, accruals for claims in litigation and for other claims against Capital One, earnings per share or other financial measures for Capital One; future financial and operating results; Capital One's plans, objectives, expectations and intentions; the projected impact and benefits of the acquisitions of ING Direct and HSBC's U.S.
credit card business (the "Transactions"); and the assumptions that underlie these matters.
To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private
Securities Litigation Reform Act of 1995. Numerous factors could cause Capital One's actual results to differ materially from those described in such forward-looking statements, including, among other things: general economic and business conditions in the U.S., the U.K., Canada and Capital One’s local markets, including conditions affecting employment levels, interest rates, consumer income and confidence, spending and savings that may affect consumer bankruptcies, defaults, charge-offs and deposit activity; an increase or decrease in credit losses (including increases due to a worsening of general economic conditions in the credit environment); financial, legal, regulatory, tax or accounting changes or actions, including the impact of the Dodd-Frank Wall Street Reform and Consumer
Protection Act and the regulations promulgated thereunder and regulations governing bank capital and liquidity standards, including Basel-related initiatives; the possibility that Capital One may not fully realize the projected cost savings and other projected benefits of the Transactions; difficulties and delays in integrating the assets and businesses acquired in the Transactions; business disruption following the Transactions; diversion of management time on issues related to the
Transactions, including integration of the assets and businesses acquired; reputational risks and the reaction of customers and counterparties to the Transactions;
disruptions relating to the Transactions negatively impacting Capital One’s ability to maintain relationships with customers, employees and suppliers; changes in asset quality and credit risk as a result of the Transactions; the accuracy of estimates and assumptions Capital One uses to determine the fair value of assets acquired and liabilities assumed in the Transactions; developments, changes or actions relating to any litigation matter involving Capital One; the inability to sustain revenue and earnings growth; increases or decreases in interest rates; Capital One’s ability to access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth; the success of Capital One’s marketing efforts in attracting and retaining customers; increases or decreases in Capital One’s aggregate loan balances or the number of customers and the growth rate and composition thereof, including increases or decreases resulting from factors such as shifting product mix, amount of actual marketing expenses Capital One incurs and attrition of loan balances; the level of future repurchase or indemnification requests
Capital One may receive, the actual future performance of mortgage loans relating to such requests, the success rates of claimants against it, any developments in litigation and the actual recoveries Capital One may make on any collateral relating to claims against it; the amount and rate of deposit growth; changes in the reputation of or expectations regarding the financial services industry or Capital One with respect to practices, products or financial condition; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to maintain a compliance infrastructure suitable for the nature of its business;
Capital One’s ability to control costs; the amount of, and rate of growth in, its expenses as its business develops or changes or as it expands into new market areas;
Capital One’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States Mail service affecting Capital One’s response rates and consumer payments; Capital One’s ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; changes in the labor and employment markets; fraud or misconduct by Capital One’s customers, employees or business partners; competition from providers of products and services that compete with Capital One’s businesses; and other risk factors set forth from time to time in reports that Capital One files with the Securities and Exchange Commission, including, but not limited to, the Annual Report on Form 10-K for the year ended
December 31, 2011.
You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One's most recent Current Report on Form 8-K filed January 17, 2013, available on its website at www.capitalone.com under "Investors."

January 17, 2012
Highlights
• Full year 2012 net income was $3.5B or $6.16 per share
– Completed acquisitions of ING Direct & HSBC’s US Credit Card business
– Significant impact from acquisition-related credit accounting
– Enhanced balance sheet strength, Tier 1 Common Ratio of
11%
as of 12/31/12
• Q4 2012 net income was $843MM or $1.41 per share vs.
$1.18B or $2.01 per share in Q3 2012
– Ending loan balance growth of $2.8B; Average loan balances flat
– Net Interest Margin compression due largely to higher card revenue suppression and higher cash & investment balances
– Higher non-interest expense
• Outlook
– Expect fourth quarter pre-provision earnings rate to continue
• Modest decline in earning assets and improvement in margin
• 2013 non-interest expense of ~$12.5B (inclusive of ~$1.5B of marketing)
– Expect strong capital trajectory above Basel III target; begin planned capital distribution to shareholders

January 17, 2013
Fourth quarter results
Net interest income
Non-interest income
Total net revenue
Q4’12 Q3’12 Q2’12
Marketing
Operating expense
Non-interest expense
Net charge-offs
Allowance build/(release)
Provision for credit losses
Other
Pretax income from continuing operations
Income tax provision
Operating earnings, net of tax
Discontinued operations, net of tax
Pre-provision earnings
Net income
Diluted earnings per common share
4,646
1,136
5,782
316
2,729
3,045
2,737
887
156
(29)
1,014
1,723
535
1,188
(10)
1,178
$2.01
4,001
1,054
5,055
334
2,808
3,142
1,913
738
938
1
1,677
236
43
193
(100)
93
$0.16
$ and shares in millions, except per share data
Highlights
Wtd avg common shares outstanding 584.1 582.8
Net income avail to common stockholders 1,173 92
4,528
1,096
5,624
393
2,862
3,255
2,369
2
(1)
1,151
1,218
370
848
(5)
843
$1.41
585.6
825
Total Revenue decline driven
primarily by higher Card
revenue suppression
Non-Interest Expense
increase driven by year-
end expense patterns
including marketing
Charge-offs increase largely
from a lack of SOP 03-3
impact on charge-offs
A
B
C
1,150

January 17, 2013
Yield/
Rate
Average
Balance
Q3’12
Net Interest Margin decreased in the quarter
Average Balances & Margin Highlights
(Dollars in millions)
Interest-earning assets:
Loans held for investment $ 202,856 9.66%
Investment securities 57,928 2.31
Cash equivalents and other 6,019 1.20
Total interest-earning assets
$ 266,803
7.88%
Interest-bearing liabilities:
Total interest-bearing deposits $ 193,700 0.77%
Securitized debt obligations 13,331 1.92
Senior and subordinated notes 3.08
Other borrowings 2.91
Interest-bearing liabilities $ 1.06%
Impact of non-interest bearing funding 0.15%
Net interest margin 6.97%
11,035
12,085
230,151
Yield/
Rate
Average
Balance
Q4’12
$ 202,944 9.31%
64,174 2.25
10,768 1.04
$ 277,886 7.36%
$ 192,122 0.72%
12,119 1.91
2.95
1.87
$ 0.99%
0.15%
6.52%
11,528
20,542
236,311
Margin Outlook
Stable to modestly higher NIM
• Expect stable earning asset yield
• Expect lower cost of funds
• TruPS called
• Deposit management
Q4 Margin Decrease
• Lower asset yields driven by higher
Card revenue suppression
• Higher level of cash & securities

January 17, 2012
Our capacity to generate capital is strong
Tier 1 Common Ratio (Basel I)
1
11.0%
10.7%
9.9%
11.9%
9.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Q4'11 Q1'12 Q2'12 Q3'12 Q4'12
Disallowed DTA
RWA
EOP Loans
Tier 1 common capital
excluding disallowed DTA
($B)
Tier 1 common capital
(0.5)
156
15.6
15.1
136
(0.9)
183
22.6
21.7
174
216
22.3
21.5
203
(0.8)
218
23.5
23.3
203
(0.2)
223
24.5
24.5
206
0.0
Basel III
equivalent
Tier 1 Ratio
of ~8%
2
1 Tier 1 common ratio is a regulatory capital measure calculated based on Tier 1 common capital divided by risk-weighted assets. See "Exhibit 99.2—Table 13: Reconciliation of Non-
GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio.
2 Estimated based on our current interpretation, expectations and understanding of the Basel III capital rules and other capital regulations proposed by U.S. regulators and the application of such rules to our businesses as currently conducted.
regulations, model calibration and other implementation guidance, changes in our businesses and certain actions of management, including those affecting the composition of our balance sheet. We believe this ratio provides useful information to investors and others by measuring our progress against expected future regulatory capital standards.
Basel III calculations are necessarily subject to change based on, among other things, the scope and terms of the final rules and

January 17, 2012
Consumer Banking Commercial Banking Domestic Card
Our businesses continue to deliver solid results
• Ending loans increased 3.1% in
the quarter, in line with
seasonal patterns; Excluding
expected HSBC and IL run-off,
card grew 4.1%
• Ending loans were flat year
over year excluding HSBC
and run-off of Installment
Loans
• Purchase volumes grew 9.4%
1
year-over-year, excluding
HSBC portfolio
• Net revenue margin of 16.8%,
in line with expected seasonal
patterns and franchise
enhancements
• Charge-off rate of 4.4%
– Absence of merger-related
impacts
– Expected seasonal patterns
• Ending loan balances declined
– $2.1B in expected run-off of
Home Loans
– $700MM growth in Auto
loans
• Seasonal decline in Auto
originations
• Revenue decreased by 6%
quarter-over-quarter
– Absence of Q3 favorable
valuation adjustment to
retained mortgage interests
• Charge-off rate of 0.9%, up
5bps quarter-over-quarter,
driven by Auto seasonality
1 Reported purchase volume growth of 36% year-over-year
• Strong growth continued with
ending loans up 4% in the
quarter and 13% year-over-
year
• Net revenue up 3% in the
quarter and 11% for the full
year of 2012
• Non-interest expense up 16%
in the quarter, driven by non-
recurring items.  Full year
expenses were up 15%
• Charge-off rate of 0.1% as
credit discipline continues to
drive low losses

January 17, 2012
Focus on Execution
Capital Generation &
Allocation
Great Businesses with
Attractive Returns
We are well positioned and focused on delivering sustained shareholder value, even in an environment of modest growth and low rates
• Relevant scale
where it matters
most
• Leading market
positions and
market share
• Resilient risk-
adjusted returns
• Two large integrations
on track
• Solid progress toward
delivering a great
customer experience
• Tightly managing
operating expense
• At or near assumed
Basel III destination
• Expect significant capital
generation to continue
beyond targets
• Capital allocation principles
– Fund growth with attractive
and resilient returns and pay
consistent, meaningful
dividend
– Repurchase shares